                                                                   EXHIBIT 10.36

           FIRST AMENDMENT TO CREDIT, GUARANTY AND SECURITY AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT, GUARANTY AND SECURITY AGREEMENT, dated as of August 14, 2003 (this "First Amendment"), by and among Evergreen International Aviation, Inc., an Oregon corporation ("Borrower"), the various Subsidiaries (direct and indirect) of Borrower whose names appear on the signature pages to the Credit Agreement (as defined below) or who may thereafter become parties thereto by executing and delivering an Instrument of Joinder (the "Subsidiary Parties"), a trust created pursuant to that certain Trust Agreement dated as of May 1, 1997, by and between Boomer Air, Inc., a Delaware corporation, as owner participant, and First Security Bank, National Association, a national banking association (predecessor in interest to Wells Fargo Bank Northwest, N. A.), not in its individual capacity, but as owner trustee (the "Evergreen Aircraft Trust"), Evergreen Holdings, Inc., an Oregon corporation ("Parent Company"), a Delaware common law trust created pursuant to that certain Trust Agreement, dated as of February 25, 1986, as amended and restated pursuant to the Amended and Restated Trust Agreement, dated as of August 31, 1987, as amended on August 31, 1988, and as amended and restated pursuant to the Second Amended and Restated Trust Agreement, dated as of September 29, 1995, as amended as of May 8, 2003, among the Borrower (an assignee of the Parent Company) as successor to 747, Inc. and King, Christian Inc. and Delford M. Smith, as Beneficiaries, and Wilmington Trust Company, not in its individual capacity, but solely as owner trustee (the "1986 Trust"), the financial institutions which are now or which hereafter become a party to the Credit Agreement (collectively, the "Lenders" and individually a "Lender"), PNC Bank, National Association ("PNC"), as the Administrative Agent for Lenders and Lead Arranger (PNC, in such capacity, the "Agent"), and GE CAPITAL PUBLIC FINANCE, INC, as the Documentation Agent (in such capacity, the "Documentation Agent"). The Borrower, the Subsidiary Parties and the Evergreen Aircraft Trust are sometimes referred to collectively as the "Credit Parties" and individually as a "Credit Party". The Subsidiary Parties, the Parent Company, the Evergreen Aircraft Trust and the 1986 Trust are sometimes referred to as the "Guarantors" and individually as a "Guarantor".

     A. The Credit Parties, Parent Company, the 1986 Trust, Lenders and Agent have previously entered into that certain Credit, Guaranty and Security Agreement, dated as of May 16, 2003 (as the same may be further amended, modified, supplemented or restated from time to time, the "Credit Agreement"), pursuant to which Lenders and Agent have extended and have agreed to extend and make available to Borrower certain advances of money under a revolving credit facility (the "Revolving Credit Facility" in the amount of up to One Hundred Million Dollars ($100,000,000) upon the terms and conditions set forth in the Credit Agreement, and any and all agreements, documents and instruments now existing or hereafter executed and delivered in connection with the Revolving Credit Facility (collectively, the "Loan Documents").

     B. The parties desire to enter into this First Amendment to modify the Credit Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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     1. Definitions. All capitalized terms used in this First Amendment and not otherwise defined herein shall have the meanings ascribed to such capitalized terms in the Credit Agreement.

     2. Amendment of Definition of Eligible Receivables. Any instance in subsection (i) of the definition of Eligible Receivables in which "90-day" is referenced shall be corrected to read "150-day".

     3. Revision of Certain Other Provisions. The following provisions of the Credit Agreement are hereby revised as follows: Any instance in Sections 4.4,
4.5 and 8.1(y) of the Credit Agreement in which "90" is referenced shall be revised to read "150".

     4. Representations and Warranties. In order to induce Agent to enter into this First Amendment, Borrower hereby represents and warrants to Agent as follows:

          (a) After giving effect to this First Amendment: (i) the representations and warranties contained in the Loan Documents (other than those that expressly speak as of a different date) are true, accurate and complete in all material respects as of the date hereof and (ii) no Default or Event of Default has occurred and is continuing;

          (b) Borrower has the corporate power and authority to execute and deliver this First Amendment and to perform its obligations under the Loan Documents to which it is a party;

          (c) The articles of incorporation, bylaws and other organizational documents of Borrower delivered to Agent pursuant to the Credit Agreement are true, accurate and complete and have not been amended, supplemented or restated and continue to be in full force and effect, except as certified to Agent at the time of their delivery to Agent;

          (d) The execution and delivery by Borrower of this First Amendment and the performance by Borrower of its obligations under the Credit Agreement and each of the other Loan Documents to which Borrower is a party have been duly authorized by all necessary corporate action on the part of Borrower;

          (e) The execution and delivery by Borrower of this First Amendment and the performance by Borrower of its obligations under the Loan Documents do not and will not contravene (i) any law or regulation binding on or affecting Borrower, (ii) the articles of incorporation or bylaws of Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower or (iv) any contractual restriction binding on or affecting Borrower;

          (f) The execution and delivery by Borrower of this First Amendment and the performance by Borrower of its obligations under each Loan Document to which it is a party do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

                                        2

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          (g) This First Amendment has been duly executed and delivered by
Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

     5. Conditions Precedent. The legal effectiveness of this First Amendment is subject to the full satisfaction, in Agent's sole discretion, of the following conditions precedent:

          (a) Borrower shall have duly executed this First Amendment and delivered the same to Agent;

          (b) Agent shall have received a certificate of the Secretary of Borrower with respect to incumbency containing sample signatures and resolutions authorizing the execution and delivery of each of this First Amendment and the performance of the transactions contemplated by this First Amendment;

          (c) Borrower shall have paid any and all amounts that are due to Agent, including, but not limited to the estimated reasonable fees and expenses of Agent's legal counsel in connection with preparation, negotiation and execution of this First Amendment; and

          (d) Agent shall have received any and all consents and other documents necessary to permit the effectuation of the transactions contemplated by this First Amendment and the Credit Agreement.

     6. Severability. Any provision of this First Amendment that is held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this First Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

     7. Successors and Assigns. This First Amendment is binding upon and shall inure to the benefit of Borrower, Agent and their respective successors and permitted assigns, except as limited by applicable law and/or by the terms of the Credit Agreement.

     8. Effect of this First Amendment. Except as expressly provided for in this First Amendment, this First Amendment shall not, in any way or manner, rescind, supplement or modify any existing term or provision of the Credit Agreement or any other Loan Document or waive or diminish any right or remedy of Lenders under the Credit Agreement, or any other Loan Document, at law in or equity. All of the amendments set forth in this First Amendment shall be effective as of the date hereof.

     9. Further Assurances. Borrower agrees that it shall do and perform such acts and execute and deliver such additional documents and instruments as may be necessary to effectuate the purposes of this First Amendment, including, without limitation, documents and instruments relating to the perfection and continuation of the security interest of Agent, on behalf of Lenders, granted under the Credit Agreement.

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     10. Headings. The headings in this First Amendment are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     11. General Release. Borrower, on behalf of itself and its officers, agents, attorneys, employees, directors, members, shareholders, parent entities, subsidiaries and affiliates, and any other person or entities who may claim through any one or all of them (collectively, including Borrower, the "Releasing Parties"), does hereby release and forever discharges Agent, each Lender and each of their respective present and former affiliates, subsidiaries, predecessors, successors, assigns, shareholders, officers, directors, employees, representatives, administrators and attorneys (collectively, the "Released Parties"), of and from any and all causes of action, in law or in equity, suits, debts, liens, claims, demands, damages, losses, costs or expenses, of any nature whatsoever, known or unknown, suspected or unsuspected, fixed or contingent, past or present, that any one or all of the Releasing Parties now have, hold or own or may hereafter have, own or hold, or that any or all of them may ever have, own or hold, by reason of any matter, cause, fact or thing, act or omission whatsoever, against the Released Parties by reason of any of the Loan Documents or any matter, cause or thing whatsoever, at any time, related to the Loan Documents, the business relationships between Borrower and Lenders, or otherwise Parties (all of the foregoing, collectively, the "Released Claims"). It is the mutual intention of the parties that this release be unqualifiedly general in scope and effect and that the foregoing release shall be effective as a bar against all actions, causes of action, suits, claims or demands of every kind, nature or character whatsoever, known or unknown, suspected or unsuspected, fixed or contingent, against the Released.

     THE RELEASING PARTIES ACKNOWLEDGE THAT THEY HAVE HAD AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL AND ARE FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

     "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

THE RELEASING PARTIES EXPRESSLY WAIVE AND RELINQUISH ANY AND ALL RIGHTS OR BENEFITS THAT THEY MAY HAVE, OR WHICH MAY BE CONFERRED UPON THEM BY, THE PROVISIONS OF SECTION 1542 OF THE CALIFORNIA CIVIL CODE TO THE FULLEST EXTENT THAT THEY MAY LAWFULLY WAIVE SUCH RIGHTS OR BENEFITS PERTAINING TO THE SUBJECT MATTER OF THE ABOVE-DESCRIBED RELEASE. In connection with such waiver and relinquishment, the Releasing Parties hereby acknowledge that they are aware that they, or their attorneys, may hereafter discover claims or fact in addition to, or different from, those that they now know or believe to exist with respect to the subject matter of this First Amendment, but that it is nonetheless the intention of the Releasing Parties to hereby fully, finally and forever settle and release all disputes and differences, known or unknown, suspected or unsuspected, that constitute the Released Claims.

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     12. Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BYAND CONSTRUED
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

     13. Integration. This First Amendment (and all Exhibits attached hereto, which are hereby incorporated by reference in this First Amendment) and the Credit Agreement, as modified hereby, constitute the entire agreement among the parties hereto and supersedes all prior and contemporaneous agreements, oral or written, among the parties concerning the subject matter hereof. No term of this First Amendment shall be amended, supplemented, modified or waived except by a writing signed by the parties hereto.

     14. Construction. Each party to this First Amendment has reviewed and participated in the formulation of the components of this First Amendment. Accordingly, this First Amendment shall be construed simply according to its fair meaning and not strictly for or against any party.

     15. Attorney's Fees. Borrower agrees to pay to Agent, in addition to any other amounts otherwise due and owing to Agent, all of Agent's reasonable attorney's fees, costs and expenses incurred in connection with the preparation of this First Amendment and the resolution of the matters discussed herein.

     16. Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same agreement.

      [Remainder of page intentionally left blank, signature page follows.]

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     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first written above.

                                           EVERGREEN INTERNATIONAL AVIATION,
                                           INC., as Borrower


                                           By:  /s/ Michael R. Barr
                                               ---------------------------------
                                               Name:  Michael R. Barr
                                               Title: CFO


                                           PNC BANK NATIONAL ASSOCIATION,
                                             as Agent and Lender


                                           By:  /s/ Lawrence Weinstein
                                               ---------------------------------
                                               Name:  Lawrence Weinstein
                                               Title: Vice President
                                           Commitment Percentage: 60%


                                           GE CAPITAL PUBLIC FINANCE, INC.,
                                             as Documentation Agent and Lender


                                           By:  /s/ Walter Schoultz
                                               ---------------------------------
                                               Name:  Walter Schoultz
                                               Title: Vice President
                                           Commitment Percentage: 25%


                                           HSBC BANK, USA,
                                             as Lender


                                           By:  /s/ Paul N. Ip
                                                /s/ L. K. Todd
                                               ---------------------------------
                                               Name:  Paul N. Ip     L. K. Todd
                                               Title: Vice President Senior Vice
                                                                     President
                                             Commitment Percentage: 15%

                                        6

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                                           EVERGREEN INTERNATIONAL AIRLINES,
                                           INC.


                                           By:  /s/ John A. Irwin
                                               ---------------------------------
                                               Name:  John A. Irwin
                                               Title: Treasurer


                                           EVERGREEN AVIATION GROUND LOGISTICS
                                           ENTERPRISES, INC.


                                           By:  /s/ Brian Bauer
                                               ---------------------------------
                                               Name:  Brian Bauer
                                               Title: President


                                           EVERGREEN HELICOPTERS, INC.


                                           By:  /s/ John A. Irwin
                                               ---------------------------------
                                               Name:  John A. Irwin
                                               Title: Treasurer


                                           EVERGREEN AIR CENTER, INC.


                                           By:  /s/ Gwenna R. Wootress
                                               ---------------------------------
                                               Name:  Gwenna R. Wootress
                                               Title: Corporate Secretary

                                        7

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                                           EVERGREEN AIRCRAFT SALES AND
                                           LEASING CO.


                                           By:  /s/ John A. Irwin
                                               ---------------------------------
                                               Name:  John A. Irwin
                                               Title: Treasurer


                                           EVERGREEN HELICOPTERS
                                           INTERNATIONAL, INC.


                                           By:  /s/ John A. Irwin
                                               ---------------------------------
                                               Name:  John A. Irwin
                                               Title: Treasurer


                                           EVERGREEN EQUITY, INC.


                                           By:  /s/ John A. Irwin
                                               ---------------------------------
                                               Name:  John A. Irwin
                                               Title: Treasurer


                                           EVERGREEN HELICOPTERS OF ALASKA,
                                           INC.


                                           By:  /s/ John A. Irwin
                                               ---------------------------------
                                               Name:  John A. Irwin
                                               Title: Treasurer


                                           BOOMER AIR, INC.


                                           By:  /s/ John A. Irwin
                                               ---------------------------------
                                               Name:  John A. Irwin
                                               Title: Treasurer

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                                           EZ EXPRESS CORP.


                                           By:  /s/ John A. Irwin
                                               ---------------------------------
                                               Name:  John A. Irwin
                                               Title: Treasurer


                                           THE EVERGREEN AIRCRAFT TRUST


                                           By: WELLS FARGO NORTHWEST, N.A.,
                                               not in its individual capacity
                                               but solely as the owner trustee
                                               of Evergreen Aircraft Trust


                                               By:   /s/ Val T. Orton
                                                   -----------------------------
                                                   Name:  Val T. Orton
                                                   Title: Vice President


                                           EVERGREEN HOLDINGS, INC.


                                           By:  /s/ John A. Irwin
                                               ---------------------------------
                                               Name:  John A. Irwin
                                               Title: Treasurer


                                           THE 1986 TRUST


                                           By: WILMINGTON TRUST COMPANY,
                                               not in its individual capacity
                                               but solely as the owner trustee
                                               of the 1986 Trust


                                               By:  /s/ David A. Vanaskey, Jr.
                                                   -----------------------------
                                                   Name:  David A. Vanaskey, Jr.
                                                   Title: Vice President

                                        9